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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   Form 8-K/A

                          AMENDMENT TO CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 19, 1999

                        Commission File Number: 0-25427

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                                NETOBJECTS, INC.
             (Exact name of Registrant as specified in its charter)

                Delaware                               94-3233791

    (State or Other Jurisdiction of       (I.R.S. Employer Identification No.)
     Incorporation or Organization)

          301 Galveston Drive,
        Redwood City, California                         94063

(Address of Principal Executive Offices)              (Zip Code)

                                  650 428-3200

              (Registrant's Telephone Number, Including Area Code)

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The  Registrant  hereby amends its Report on Form 8-K filed with the  Securities and Exchange Commission on October 19, 1999.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Historical Financial Statements

                  Pursuant to General Instructions B.3. of Form 8-K, the historical financial statements of Sitematic Corporation required by this form have been previously reported in the Registrant's Form 10-K dated December 20, 1999.

         (b) Pro Forma Financial Information

                  Pursuant to General Instructions B.3. of Form 8-K, the Unaudited Pro Forma Condensed Consolidated Financial Statements required by this form have been previously reported in the Registrant's Form 10-K dated December 20, 1999.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        NETOBJECTS, INC.

Date: December 20, 1999                 By: /s/ Russell Surmanek
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                                        Russell Surmanek
                                        Executive Vice President,
                                        Finance & Operations
                                        and Chief Financial Officer

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